AMENDMENT NO. 1
                                       TO
                               SECURITY AGREEMENT

         This AMENDMENT NO. 1, dated as of November 16, 2001 (the "Amendment"), to the Security Agreement, dated October 29, 1999 (the "Agreement"), between Windswept Environmental Group, Inc., a Delaware corporation (the "Debtor") and Spotless Plastics (USA) Inc. , a Delaware corporation (the "Secured Party").

         WHEREAS, on October 29, 1999, the Debtor issued a Convertible Promissory Note as joint and several obligor, in favor of the Secured Party, dated October 29, 1999 (the "Convertible Note"), and in connection with the execution and delivery of the Convertible Note, the Debtor entered into the Agreement;

         WHEREAS, subsequent to the date of the Agreement, from time to time, Debtor borrowed additional funds from the Secured Party for working capital purposes;

         WHEREAS, as of the date hereof, Debtor issued a Promissory Note in favor of the Secured Party (the "Promissory Note") pursuant to which $1,700,000 is currently due and owing by Debtor to the Secured Party;

         WHEREAS, the Debtor and the Secured Party anticipate that the Debtor may borrow additional funds from the Secured Party under the Promissory Note from time to time in the future; and

         WHEREAS, the Debtor and the Secured Party desire that such parties enter into this Amendment to secure the Debtor's obligations under the Promissory Note with the Collateral, under the terms of the Agreement.

         NOW, THEREFORE, in consideration of the premises, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. The Obligations, as set forth in Section 2 of the Agreement, shall hereby include the obligations of the Debtor under the Promissory Note, in addition to all other Obligations previously set forth in such Section 2.

         2. All capitalized terms used herein without definition shall have the meaning ascribed to them in the Agreement.

         3. Except for the foregoing amendment, the remaining terms and provisions of the Agreement are in full force and effect.

         4. This Amendment may be executed by the parties hereto in one or more


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                counterparts, all of which shall be considered one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by themselves or their duly authorized respective officer, all as of the date first written above.



                                [WINDSWEPT ENTITY]


                                By:
                                     ------------------------------------------
                                     Name:
                                     Title:






                                SPOTLESS PLASTICS (USA) INC.


                                By:
                                     ------------------------------------------
                                     Name:
                                     Title: